UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

CATERPILLAR INC.

(Exact name of registrant as specified in its charter)

Delaware	1-768	37-0602744
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

5205 N. O'Connor Boulevard
Suite 100, Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 891-7700

Former name or former address, if changed since last report: N/A

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange which registered
Common Stock ($1.00 par value)	CAT	The New York Stock Exchange
5.3% Debentures due September 15, 2035	CAT35	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07              Submission of Matters to a Vote of Security Holders

On June 11, 2025, Caterpillar Inc. (the “Company”) held a virtual 2025 Annual Shareholders Meeting (the “Annual Meeting”). Set forth below are the voting results for each of the matters submitted to a vote of the Company’s shareholders at the Annual Meeting.

Proposal 1 - Company Proposal - Election of Directors

All nominees for election to the Company’s Board of Directors named in the Proxy Statement were elected, each to a one-year term, with the following vote:

Director	For	Against	Abstain	Broker Non-Votes
Joseph E. Creed	318,498,347	1,753,464	864,959	74,527,213
James C. Fish, Jr.	308,046,737	12,057,097	1,012,936	74,527,213
Gerald Johnson	316,575,390	3,516,392	1,024,988	74,527,213
Nazzic S. Keene	316,828,348	3,280,237	1,008,185	74,527,213
David W. MacLennan	313,226,737	6,873,015	1,017,018	74,527,213
Judith F. Marks	317,273,666	2,901,893	941,211	74,527,213
Debra L. Reed-Klages	314,101,093	6,111,342	904,335	74,527,213
Susan C. Schwab	310,548,816	9,507,307	1,060,647	74,527,213
D. James Umpleby III	311,270,374	8,959,498	886,898	74,527,213
Rayford Wilkins, Jr.	312,193,808	7,701,856	1,221,106	74,527,213

Proposal 2 - Company Proposal - Ratification of Independent Registered Public Accounting Firm

The proposal requesting ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for

2025 was approved with the following vote:

For	Against	Abstain
375,964,503	18,819,263	860,217

Proposal 3 - Company Proposal - Advisory Vote to Approve Executive Compensation

The proposal requesting that the shareholders of the Company approve executive compensation, on an advisory basis, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
301,439,384	17,773,391	1,903,995	74,527,213

Proposal 4 - Shareholder Proposal - Civil Rights Audit

The proposal requesting that the Board of Directors commission and oversee a civil rights audit was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
34,783,167	282,110,451	4,223,152	74,527,213

Proposal 5 - Shareholder Proposal – Report on Employee Charitable Giving Match

The proposal requesting that the Board of Directors issue a report evaluating the composition of charities included in the Company’s employee-gift match program was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
6,574,526	311,026,909	3,515,335	74,527,213

Proposal 6 - Shareholder Proposal – Request to Cease DEI Efforts

The proposal requesting that the Board of Directors terminate any Diversity, Equity and Inclusion (DEI) programs at the Company was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
9,835,678	307,515,820	3,765,272	74,527,213

Item 7.01 Regulation FD Disclosure

On June 11, 2025, the Board of Directors declared a quarterly cash dividend of one dollar and fifty-one cents ($1.51) per share of Company common stock, payable on August 20, 2025 to shareholders of record at the close of business on July 21, 2025. The per share dividend of $1.51 is an increase of ten cents from the previous quarterly dividend of $1.41 per share. On the same date, the Company issued a press release announcing the dividend increase, a copy of which is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including Exhibit 99.1 is being furnished in accordance with the provisions of General Instructions B.2 of

Form 8-K.

Item 9.01              Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Caterpillar Inc. press release dated June 11, 2025
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATERPILLAR INC.

June 12, 2025	By:	/s/ Derek Owens
Derek Owens
Chief Legal Officer and General Counsel